                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*


       Date of Report (Date of earliest event reported): February 5, 2004
                                                         ----------------


                         Finlay Fine Jewelry Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                          33-59380                   13-3287757
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
 incorporation)


           529 Fifth Avenue, New York, New York              10017
         ----------------------------------------          ----------
         (Address of principal executive offices)          (zip code)



       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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* The Registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)         Not applicable.

(c)               Exhibits.

                  The following exhibit is furnished with this Form 8-K:

                  99.1 Finlay Enterprises, Inc. press release dated February 5, 2004.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 5, 2004, Finlay Enterprises, Inc. ("Finlay Enterprises"), the parent of Finlay Fine Jewelry Corporation (the "Registrant"), issued a press release announcing Finlay Enterprises' sales for the quarter and fiscal year ended January 31, 2004. A copy of the press release is furnished herewith as
Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        FINLAY FINE JEWELRY CORPORATION
                                        (Registrant)

Dated: February 5, 2004                 By: /s/ Bruce E. Zurlnick
                                            ---------------------------
                                            Bruce E. Zurlnick
                                            Senior Vice President, Treasurer
                                            and Chief Financial Officer


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